THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

SUPPLEMENT TO THE PROSPECTUS

VARIABLE LIFE (DATED APRIL 30, 2008)

This Supplement revises certain information contained in the Prospectus referenced above dated April 30, 2008.

The following replaces the first sentence of the second paragraph in the section entitled Deductions and Charges – Deductions from Premiums for Whole Life and Extra Ordinary Life Policies on page 12:

For the first Policy Year there is a one-time deduction of not more than $5 for each $1,000 of insurance, based on the face amount for Whole Life or the Minimum Death Benefit stated in the Policy for Extra Ordinary Life.

The following replaces the second sentence of the fifth paragraph in the section entitled Cash Value on page 16:

You may surrender a Policy for the Cash Value at any time during the lifetime of the Insured. Alternatively, you may use the Cash Value of a Whole Life Policy or an Extra Ordinary Life Policy to provide extended term insurance or a reduced amount of fixed or variable paid-up insurance. (See “Extended Term and Paid-Up Insurance.”)

The following replaces the first sentence of the second paragraph in the section entitled Extended Term and Paid-Up Insurance on page 17:

If you use the Cash Value to provide a reduced amount of fixed benefit paid-up insurance or for extended term insurance we will transfer the amount of the Cash Value from the Separate Account to our General Account.

The following replaces the first sentence of the second paragraph in the section entitled Tax Treatment of Policy Benefits – Tax Treatment of Life Insurance on page 21:

Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated October 23, 2008.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

SUPPLEMENT TO THE PROSPECTUSES

VARIABLE LIFE (DATED APRIL 30, 2008)

VARIABLE COMPLIFE® (DATED APRIL 30, 2008)

VARIABLE JOINT LIFE (DATED APRIL 30, 2008)

VARIABLE EXECUTIVE LIFE (DATED APRIL 30, 2008)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

SUPPLEMENT TO THE PROSPECTUSES

CUSTOM VARIABLE UNIVERSAL LIFE (DATED APRIL 30, 2008)

EXECUTIVE VARIABLE UNIVERSAL LIFE (DATED APRIL 30, 2008)

SURVIVORSHIP VARIABLE UNIVERSAL LIFE (DATED APRIL 30, 2008)

This Supplement revises certain information with regard to the total annual operating expenses of the Money Market Portfolio contained in the Prospectuses referenced above dated April 30, 2008.

The following replaces the row with regard to the Money Market Portfolio in the table under “Annual Portfolio Operating Expenses”:

Portfolio	Investment Advisory Fees	Other Expenses	12b-1 Fees	Acquired Fund Fees & Expenses	Total Operating Expenses	Total Net Operating Expenses (Including Contractual Waivers, Limitations and Reimbursements)
Money Market Portfolio*	0.30%	0.02%	0.00%	0.00%	0.32%	0.32%

The following footnote is added to the table under “Annual Portfolio Operating Expenses”:

*      Money Market Portfolio     “Other Expenses” reflects the fee paid by the Portfolio to participate in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds for the period from September 19, 2008 to December 18, 2008. Due to the temporary nature of the Program, this expense has not been annualized.

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated October 23, 2008.